STATEMENT OF ADDITIONAL INFORMATION

June 23, 2008, as amended October 2, 2008

ABERDEEN FUNDS

ABERDEEN SELECT EQUITY FUND
ABERDEEN SELECT MID CAP GROWTH FUND
ABERDEEN SELECT SMALL CAP FUND
ABERDEEN SELECT GROWTH FUND
ABERDEEN SELECT WORLDWIDE FUND
ABERDEEN CHINA OPPORTUNITIES FUND
ABERDEEN DEVELOPING MARKETS FUND
ABERDEEN INTERNATIONAL EQUITY FUND
ABERDEEN HEDGED CORE EQUITY FUND
ABERDEEN MARKET NEUTRAL FUND
ABERDEEN EQUITY LONG-SHORT FUND
ABERDEEN GLOBAL FINANCIAL SERVICES FUND
ABERDEEN HEALTH SCIENCES FUND
ABERDEEN NATURAL RESOURCES FUND
ABERDEEN TECHNOLOGY AND COMMUNICATIONS FUND
ABERDEEN GLOBAL UTILITIES FUND
ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH
ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE
ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE
ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY
ABERDEEN SMALL CAP FUND
ABERDEEN SMALL CAP OPPORTUNITIES FUND
ABERDEEN SMALL CAP GROWTH FUND
ABERDEEN SMALL CAP VALUE FUND
ABERDEEN TAX-FREE INCOME FUND

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 26 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to all series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses dated June 23, 2008:

  Aberdeen Equity Series: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Select Growth Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Market Neutral Fund, Aberdeen Equity Long-Short

  Fund, Aberdeen Health Sciences Fund, Aberdeen Natural Resources Fund, AberdeenTechnology and Communications Fund, Aberdeen Small Cap Fund, Aberdeen Small CapOpportunities Fund, Aberdeen Small Cap Growth Fund and Aberdeen Small Cap ValueFund
  Aberdeen Global Series: Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen Select Worldwide Fund, Aberdeen International Equity Fund, Aberdeen Global Financial Services Fund and Aberdeen Global Utilities Fund
  Aberdeen Optimal Allocations Series: Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth and Aberdeen Optimal Allocations Fund: Specialty
  Aberdeen Fixed Income Series: Aberdeen Tax-Free Income Fund

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. You can order copies of the Prospectuses without charge by writing to Citi Fund Services (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Nationwide Leaders Fund, Nationwide Mid Cap Growth Leaders Fund, Nationwide Small Cap Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Worldwide Leaders Fund, Nationwide China Opportunities Fund, Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide Market Neutral Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund, Nationwide Natural Resources Fund, Nationwide Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Optimal Allocation Fund: Growth, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Specialty, Nationwide Small Cap Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund (each a “Predecessor Fund”, collectively the “Predecessor Funds”), contained in each such Predecessor Fund’s 2007 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to or by calling Citi at the telephone number on the back cover of each Fund’s Prospectus.

i

GENERAL INFORMATION

     The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 26 separate series, each with its own investment objective. Each Aberdeen Fund is a newly organized fund that was created to acquire the assets and liabilities of the corresponding Fund of Nationwide Mutual Funds as shown in the chart below. The Predecessor Funds, for purposes of the reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this statement of additional information.

Fund

Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Fund: Defensive”)

Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Fund: Growth”)

Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Fund: Moderate Growth”)

Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Fund: Moderate”)

Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Fund: Specialty”)

Aberdeen China Opportunities Fund (“China Opportunities Fund”)

Aberdeen Developing Markets Fund (“Developing Markets Fund”)

Aberdeen Select Worldwide Fund (“Select Worldwide Fund”)

Aberdeen International Equity Fund (“International Equity Fund”)

Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)

Aberdeen Global Utilities Fund (“Global Utilities Fund”)

Aberdeen Select Equity Fund (“Select Equity Fund”)

Corresponding Predecessor Fund

Nationwide Optimal Allocations Fund: Defensive

Nationwide Optimal Allocation Fund: Growth

Nationwide Optimal Allocations Fund: Moderate Growth

Nationwide Optimal Allocations Fund: Moderate

Nationwide Optimal Allocations Fund: Specialty

Nationwide China Opportunities Fund

Nationwide Emerging Markets Fund

Nationwide Worldwide Leaders Fund

Nationwide International Growth Fund

Nationwide Global Financial Services Fund

Nationwide Global Utilities Fund

Nationwide Leaders Fund

Fund

Aberdeen Select Mid Cap Growth Fund (“Mid Cap Fund”)

Aberdeen Select Small Cap Fund (“Select Small Cap Fund”)

Aberdeen Select Growth Fund (“Select Growth Fund”)

Aberdeen Hedged Core Equity Fund (“Hedged Core Equity Fund”)

Aberdeen Market Neutral Fund (“Market Neutral Fund”)

Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)

Aberdeen Health Sciences Fund (“Health Sciences Fund”)

Aberdeen Natural Resources Fund (“Natural Resources Fund”)

Aberdeen Technology and Communications Fund (“Technology and Communications Fund”)

Aberdeen Small Cap Fund (“Small Cap Fund”)

Aberdeen Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

Aberdeen Small Cap Growth Fund (“Small Cap Growth Fund”)

Aberdeen Small Cap Value Fund (“Small Cap Value Fund”)

Aberdeen Tax-Free Income Fund (“Tax-Free Fund”)

Corresponding Predecessor Fund

Nationwide Mid Cap Growth Leaders Fund

Nationwide Small Cap Leaders Fund

Nationwide U.S. Growth Leaders Fund

Nationwide Hedged Core Equity Fund

Nationwide Market Neutral Fund

Nationwide U.S. Growth Leaders Long-Short Fund

Nationwide Health Sciences Fund

Nationwide Natural Resources Fund

Nationwide Technology and Communications Fund

Nationwide Small Cap Fund

Nationwide Small Cap Core Fund

Nationwide Small Cap Growth Opportunities Fund

Nationwide Small Cap Value Fund

Nationwide Tax-Free Income Fund

     Each of the Funds, except the Aberdeen Select Equity Fund, Aberdeen Select Growth Fund, Aberdeen Select Worldwide Fund, Aberdeen Health Sciences Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Global Utilities Fund, Aberdeen Technology and Communications Fund, and each of the Optimal Allocations Funds, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Aberdeen Select Equity Fund, Aberdeen Select Growth Fund, Aberdeen Select Worldwide Fund, Aberdeen Health Sciences Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen

Global Utilities Fund, Aberdeen Technology and Communications Fund and each of the Optimal Allocations Funds, is a non-diversified open-end management investment company as defined in the 1940 Act.

     On September 8, 2008, the Board of Trustees of Aberdeen Funds approved a proposal to close the Market Neutral Fund. After consideration of a number of factors, the Board determined that it is in the best interests of Market Neutral Fund shareholders to close the Market Neutral Fund and redeem all outstanding shares.

     Shares of the Market Neutral Fund will no longer be available for purchase as of September 15, 2008. At that time, the Market Neutral Fund may depart from its stated investment objective and policies in preparation for the distribution of assets to investors.

     At any time prior to October 29, 2008 (the Liquidation Date), Market Neutral Fund shareholders may redeem all or a portion of their shares or exchange their Market Neutral Fund shares for shares in the corresponding class of another Aberdeen Fund pursuant to procedures set forth in the Fund’s prospectus.

     The liquidation of the Market Neutral Fund, like any redemption of Market Neutral Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes depending on the type of account and the adjusted cost basis of the investor’s shares.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

All Funds

     The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following tables set forth additional information concerning permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the Optimal Allocations Funds (the “Fund of Funds”), this SAI, like the Prospectuses, uses the term “Fund” to include the mutual funds in which the Fund of Funds will invest (the “Underlying Funds”).

     Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

4

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN SELECT EQUITY	ABERDEEN SELECT MID CAP GROWTH	ABERDEEN SELECT SMALL CAP	ABERDEEN SELECT GROWTH	ABERDEEN SELECT WORLDWIDE	ABERDEEN CHINA OPPORTUNITIES	ABERDEEN DEVELOPING MARKETS	ABERDEEN INTERNATIONAL EQUITY	ABERDEEN HEDGED CORE EQUITY
U.S. common stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed- delivery securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITS)		Y	Y		Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets		Y		Y	Y	Y	Y	Y
Convertible securities	Y	Y		Y	Y	Y	Y	Y	Y
Long-term debt				Y		Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y			Y		Y	Y	Y	Y
Short-term debt	Y	Y		Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y		Y	Y	Y	Y	Y	Y
Zero coupon securities							Y	Y
Pay-in-kind bonds							Y	Y
Deferred payments securities							Y	Y
Non-investment grade debt				Y			Y	Y
Loan participations and assignments	Y	Y		Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S.$)		Y			Y	Y	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y				Y		Y	Y
Duration					Y		Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN SELECT EQUITY	ABERDEEN SELECT MID CAP GROWTH	ABERDEEN SELECT SMALL CAP	ABERDEEN SELECT GROWTH	ABERDEEN SELECT WORLDWIDE	ABERDEEN CHINA OPPORTUNITIES	ABERDEEN DEVELOPING MARKETS	ABERDEEN INTERNATIONAL EQUITY	ABERDEEN HEDGED CORE EQUITY
Mortgage-backed securities				Y			Y	Y
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities		Y		Y
Bank and/or Savings and Loan obligations	Y	Y		Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies				Y	Y	Y	Y	Y	Y
Forward currency contracts		Y		Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short sales		Y			Y	Y	Y	Y	Y
Participation Interests
Swap Agreements				Y					Y
Credit Default Swaps
Wrap Contracts
Indexed securities	Y		Y	Y		Y			Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Extendable Commercial Notes
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes						Y
Exchange Traded Funds								Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN MARKET NEUTRAL	ABERDEEN EQUITY LONG- SHORT	ABERDEEN GLOBAL FINANCIAL SERVICES	ABERDEEN HEALTH SCIENCES	ABERDEEN NATURAL RESOURCES	ABERDEEN TECHNOLOGY AND COMMUNICATIONS	ABERDEEN GLOBAL UTILITIES	ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH	ABERDEEN OPTIMAL: MODERATE GROWTH
U.S. common stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITS)	Y		Y	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y		Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets	Y		Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Long-term debt	Y		Y		Y		Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity		Y	Y	Y	Y		Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Zero coupon securities	Y		Y				Y	Y	Y
Pay-in-kind bonds
Deferred payments securities			Y				Y
Non-investment grade debt	Y							Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN MARKET NEUTRAL	ABERDEEN EQUITY LONG- SHORT	ABERDEEN GLOBAL FINANCIAL SERVICES	ABERDEEN HEALTH SCIENCES	ABERDEEN NATURAL RESOURCES	ABERDEEN TECHNOLOGY AND COMMUNICATIONS	ABERDEEN GLOBAL UTILITIES	ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH	ABERDEEN OPTIMAL: MODERATE GROWTH
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S.$)	Y							Y	Y
Foreign commercial paper (denominated in U.S. $)				Y	Y			Y	Y
Duration				Y				Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities								Y	Y
Stripped mortgage securities
Collateralized mortgage obligations									Y
Mortgage dollar rolls								Y	Y
Asset-backed securities					Y			Y	Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN MARKET NEUTRAL	ABERDEEN EQUITY LONG- SHORT	ABERDEEN GLOBAL FINANCIAL SERVICES	ABERDEEN HEALTH SCIENCES	ABERDEEN NATURAL RESOURCES	ABERDEEN TECHNOLOGY AND COMMUNICATIONS	ABERDEEN GLOBAL UTILITIES	ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH	ABERDEEN OPTIMAL: MODERATE GROWTH
Short sales	Y	Y	Y	Y	Y	Y	Y	Y	Y
Participation Interests
Swap Agreements	Y	Y			Y			Y	Y
Credit Default Swaps	Y				Y
Wrap Contracts
Indexed securities	Y	Y			Y			Y	Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Aberdeen Contract
Extendable Commercial Notes Standby					Y			Y	Y
Commitment Agreements
Municipal Securities
Equity Linked Notes
Exchange Traded Funds	Y							Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE	ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY	ABERDEEN SMALL CAP	ABERDEEN SMALL CAP OPPORTUNITIES	ABERDEEN SMALL CAP GROWTH	ABERDEEN SMALL CAP VALUE	ABERDEEN TAX-FREE INCOME
U.S. common stocks	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y
Investment companies	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITS)	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Long-term debt	Y	Y	Y				Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y				Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y
Zero coupon securities	Y	Y					Y
Pay-in-kind bonds
Deferred payments securities
Non-investment grade debt	Y	Y					Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE	ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE	ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY	ABERDEEN SMALL CAP	ABERDEEN SMALL CAP OPPORTUNITIES	ABERDEEN SMALL CAP GROWTH	ABERDEEN SMALL CAP VALUE	ABERDEEN TAX-FREE INCOME
Sovereign debt (foreign) (denominated in U.S.$)	Y	Y	Y	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y	Y
Duration	Y	Y	Y					Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y	Y					Y
Stripped mortgage securities		Y
Collateralized mortgage obligations	Y	Y	Y
Mortgage dollar rolls	Y	Y	Y
Asset-backed securities	Y	Y	Y					Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y			Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies	Y	Y	Y		Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y
Short sales	Y	Y	Y		Y	Y	Y
Participation Interests
Swap Agreements	Y	Y	Y		Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE	ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY	ABERDEEN SMALL CAP	ABERDEEN SMALL CAP OPPORTUNITIES	ABERDEEN SMALL CAP GROWTH	ABERDEEN SMALL CAP VALUE	ABERDEEN TAX-FREE INCOME
Credit Default Swaps	Y			Y
Wrap Contracts
Indexed securities	Y	Y		Y	Y	Y
Strip Bonds	Y
Put Bonds	Y						Y
Private Activity and Industrial Development Bonds
Custodial Receipts	Y
Extendable Commercial Notes	Y	Y
Standby Commitment Agreements
Municipal Securities							Y
Equity Linked Notes
Exchange Traded Funds	Y	Y		Y

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds of Funds

     Each of the Optimal Allocations Funds is a “fund of funds,” which means that each such Fund invests primarily in other mutual funds. The Optimal Allocation Funds’ Prospectus discusses the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the “Underlying Funds”) in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds. Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

Information Concerning Duration

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

     Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund’s adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

  The Federal Housing Administration and the Farmers Home Administration;
  The Government National Mortgage Association (“GNMA”), including GNMA pass- through certificates, which are backed by the full faith and credit of the United States government;
  The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;
  The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
  The Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government.  However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

     Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.  On September 7, 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship in order to stabilize their operations.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

     Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  The FHMLC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  On September 7, 2008 the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship in order to stabilize their operations.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

     In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For All Funds” in this Statement of Additional Information.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

     With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund’s adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

     Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser’s expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Aberdeen Tax-Free Income Fund will invest primarily in municipal securities.

     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Aberdeen Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Aberdeen Tax-Free Income Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

     An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

     Custodial Receipts. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (“IRS”) has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the “SEC”), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     TIPS Bonds. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%) . If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%) .

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Instruments

Money market instruments may include the following types of instruments:

  obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;
  obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;
  obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;
  asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;
  repurchase agreements;
  bank or savings and loan obligations;
  commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities.
  Generally the commercial paper or its guarantor will be rated within the top two ratingcategories by a NRSRO, or if not rated, is issued and guaranteed as to payment ofprincipal and interest by companies which at the date of investment have a high qualityoutstanding debt issue;
  bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principaland interest on the loan, as well as to creditworthiness of the borrower;
  high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;
  extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and
  unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s adviser to be of comparable quality to the securities described above.

Repurchase Agreements

     In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with a Fund’s custodian or sub-custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Bank Obligations

     Bank obligations that may be purchased by the Funds include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

When-Issued Securities And Delayed-Delivery Transactions

     When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements

     These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Lending Portfolio Securities

     Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by a Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

     Investment of Securities Lending Collateral. The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issues; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

     Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

     Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

     Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Indexed Securities

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an “index”). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Small Company and Emerging Growth Stocks

     Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

     “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities

     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Equity Linked Notes. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund’s investment objective and strategies.

     The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

     Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund’s adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

     As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

Foreign Commercial Paper

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Real Estate Investment Trusts

     Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.

Warrants

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stock

     Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Interests In Publicly Traded Limited Partnerships

     Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Short Selling Of Securities

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

     A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Restricted, Non-Publicly Traded and Illiquid Securities

     A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund’s adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund’s level of illiquidity may increase.

     Some Funds may sell over-the-counter (“OTC”) options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund’s adviser or applicable subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor. Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Borrowing

     A Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

     Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund’s adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s adviser or subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Derivative Instruments

     A Fund’s adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund’s portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund’s investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”).

     Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund’s adviser’s or subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s adviser or subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Additional General Tax Information For All Funds” below.

     Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

     An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Funds’ interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

     Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

     Commodity Futures Contracts. Certain Funds may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

     Risks Associated With Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts:

  Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing thephysical commodity, including the time value of money invested in the physicalcommodity. To the extent that the storage costs for an underlying commodity changewhile the Fund is invested in futures contracts on that commodity, the value of the futurescontract may change proportionately.
  Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
  Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

     Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities.”

     Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

     The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Funds to leverage risks or carry liquidity risks.

     Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

     Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of cash or liquid assets.

     Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Credit Default Swaps. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

     As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

     Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S.

residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Securities of Investment Companies

     To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, the Optimal Allocations Funds may invest up to 100% of its assets in other investment companies. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange-Traded Funds

     A Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. A Fund will bear its proportionate share of an ETF’s operating and transaction costs. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

     The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s adviser believes it is in the Fund’s best interest to do so.

     An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Floating and Variable Rate Instruments

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Zero Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund’s adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See “Borrowing”)

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

Temporary Investments

     Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Aberdeen Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

Portfolio Turnover

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Predecessor Funds’ Portfolio Turnover

     The table below shows any significant variation in the Predecessor Funds’ portfolio turnover rate for the years ended October 31, 2007 and 2006, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund	2007	2006
Health Sciences Fund	142.40%	268.38%
Select Equity Fund	759.85%	599.86%
Developing Markets Fund	70.09%	141.70%

Fund	2007	2006
Equity Long-Short Fund	739.31%	608.98%
Tax-Free Fund	39.25%	1.91%
Hedged Core Equity Fund	162.51%	0%[1]
Small Cap Opportunities Fund	251.94%	0%[1]
Market Neutral Fund	254.99%	0%[1]
Small Cap Value Fund	665.44%	194.16%
Small Cap Growth Fund	321.82%	37.38%

INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

  May not (except the Aberdeen Select Growth Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Global Utilities Fund, Aberdeen Select Equity Fund, Aberdeen Health Sciences Fund, Aberdeen Select Worldwide Fund, Aberdeen Optimal Allocation Funds and Aberdeen Technology and Communications Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

1 For the period September 29, 2006 (commencement of operations) through October 31, 2006.

  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.
  May not (except the Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Global Utilities Fund, Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund and Aberdeen Optimal Allocations Funds) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided that in the case of the Aberdeen Hedged Core Equity Fund in replicating the weighting of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Aberdeen Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.
  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Optimal Allocations Funds:

  May not invest more than 25% of the Fund’s total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Concentration Policies. Each of the Following Funds Has a Policy Regarding Concentrating its Investments in the Securities of Companies in the Same or Related Industries as Described Below:

The Aberdeen Global Financial Services Fund:*

  Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Aberdeen Global Utilities Fund:*

  Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; utility maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

The Aberdeen Health Sciences Fund:*

  Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Aberdeen Technology and Communications Fund:

  Will invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.
*	For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

The Aberdeen Natural Resources Fund:

  Will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

For each Fund with a policy to concentrate in an industry or group of industries, such Fund will only concentrate in the industry or group of industries identified in its concentration policy, and will not concentrate in any other industries or group of industries.

The Following are the Non-Fundamental Operating Policies of the Funds Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

Each Fund may not:

  Sell securities short (except for the Aberdeen Small Cap Growth Fund, Aberdeen Small Cap Value Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Market Neutral Fund, Aberdeen Equity Long-Short Fund, Aberdeen Select Mid Cap Growth Fund, and Aberdeen Select Growth Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Aberdeen Select Growth Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.
  Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.
  Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund and Aberdeen Equity Long-Short Fund) except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

     If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

     The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Each Fund except the Optimal Allocation Funds may not:

  Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Internal Revenue Code Restrictions

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or its investment adviser’s or a sub-adviser’s fiduciary duties. The Trust, its investment adviser, sub-advisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a

Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

     Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month. The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

     If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

  A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and
  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

     Eligible third parties to whom portfolio holdings information may be released in advance of general release include service providers such as the Funds’ investment adviser, sub-adviser independent registered public accounting firm, custodian, legal counsel, financial printer and proxy voting service. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b)

prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

     The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or its investment adviser has entered into Confidentiality Agreements during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
P. Gerald Malone ** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare and software) and a privately owned pharmaceutical company. He also currently serves as a director of European Growth & Income Trust PLC.	29	Aberdeen Asia- Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc.	26

		Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.
Peter D. Sacks** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income.
John T. Sheehy** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund.
Warren C. Smith** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.	26
Jack Solan** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Gary Bartlett** Year of Birth: 1959	Trustee since September 2007	Chief Executive Officer (2006 – present) and Director (2005 – present), Head of US Fixed Income (2006 – 2007), Aberdeen Asset Management Inc.; Global Head of Fixed Income (2007 – present), Aberdeen Asset Management PLC. Portfolio manager (1992 – 2005), Deutsche Asset Management. Vice President (March 2008 – present), Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.	26
Martin Gilbert** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983 – present), Aberdeen Asset Management PLC. Director and Chairman (1995 – present), Aberdeen Asset Management Inc. Vice President (March 2008 – present), President (2004 – 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia- Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 – present), Aberdeen Asset Management Asia Limited. Director (2000 – present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

*	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pa 19103, Attn: Lucia Sitar.

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Vincent J. Esposito Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1956	President and Chief Executive Officer	Currently, Head of North American Mutual Funds for Aberdeen
Asset Management Inc. Previously, Managing Director, Deutsche
Asset Management (2003-2007); President and Principal Executive
Officer of The DWS Scudder Family of Funds, President and Chief
Executive Officer of The Central Europe and Russia Fund, Inc., The
European Equity Fund, Inc., The New Germany Fund, Inc. (2003-
2005) (registered investment companies); Vice Chairman and
Director of The Brazil Fund, Inc., The Korea Fund and The Global
Commodities Stock Fund (2004–2005) (registered investment
companies); formerly, Managing Director, Putnam Investments
(1991–2002).
Megan Kennedy Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1974	Treasurer, Chief Financial Officer, and Principal Accounting Officer (since July 2008)	Currently, Treasurer & CFO Collective Funds/North American
Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy
joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund
Administrator. Ms. Kennedy was promoted to Assistant Treasurer
Collective Funds/North American Mutual Funds in February 2008
and promoted to Treasurer Collective Funds/North American Mutual
Funds in July 2008. Prior to joining Aberdeen Asset Management
Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-
2005). Ms. Kennedy received a Masters in Business Administration in Venture Capital and Entrepreneurial Studies from Pennsylvania
State University and graduated with a Bachelor of Science in
Accounting and Finance from Villanova University. She is a
Certified Public Accountant in the State of Pennsylvania, member of the American Institute of Public Accountants and Pennsylvania
Institute of Certified Public Accountants, and holds a Series 7 license.
Jennifer Nichols Aberdeen Asset	Vice President	Currently Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms.

Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1978	Nichols was an associate attorney in the Financial Services Group of
Pepper Hamilton LLP (law firm) (2003 - 2006). Ms. Nichols
graduated in 2003 with a J.D. from the University of Virginia School of Law. She received a Bachelor of Arts degree from Harvard
University in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1972	Vice President	Currently, Head of U.S. Equities for Aberdeen Asset Management
Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset
Management Inc. in 1994 in Singapore. Over the years has worked on Aberdeen Asia equities team and became investment director for
Japan. Later Mr. Yusof moved to Aberdeen’s Emerging Markets
division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006. Mr. Yusof has a BS
Finance & Economics from New York University.
William Baltrus Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Vice President	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for
Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset
Management Inc. in November 2007, he was Vice President of
Administration for Nationwide Funds Group from 2000-2007. From
1990 to 2000, Mr. Baltrus served as Client Services Officer and
Relationship manager for 7 mutual fund complexes at PFPC, Inc.
Mr. Baltrus graduated in 1990 with a Bachelor of Science in
Economics from The Pennsylvania State University and holds the series 6, 63 and 24 securities licenses.
Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Secretary	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms.
Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment
Management Group of Stradley Ronon Stevens & Young LLP (law
firm) (2000 - 2007). Ms. Sitar graduated in 2000 with a J.D. from
The Dickinson School of Law of the Pennsylvania State University.
She received a Bachelor of Arts degree from Rosemont College in
1996.
Vincent McDevitt Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1966	Chief Compliance Officer (since June 2008)	Mr. McDevitt joined the Adviser in January 2008. He has ten years experience in the investment securities industry. Formerly with ING
Clarion Real Estate Securities LP, Turner Investment Partners, Inc.,
and the Vanguard Group. Mr. McDevitt graduated with a BA from
Villanova University in 1989 and with a JD from Villanova Law
School in 1995.

Responsibilities of The Board Of Trustees

     The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the state of Delaware and the Trust’s Amended and Restated

Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

     The Board of Trustees has three standing committees: Audit, Nominating and Fund Governance, and Valuation Committees.

     The Audit Committee is comprised of Messrs. Sacks, Smith and Solan. Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the investment adviser that the Trust, investment adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

     The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

     The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

     The Valuation Committee is comprised of Messrs. Sheehy, Bartlett and Solan. Mr. Sheehy serves as Chair of the Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures. The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the investment adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.

     The Trust commenced operations on June 23, 2008 and, as a result, the Committees did not hold meetings in the prior fiscal year.

Ownership of Shares of Aberdeen Funds

     Prior to the date of this SAI, the Fund had not yet commenced operations and the Trustees and Officers of the Trust do not hold any shares.

Compensation of Trustees

     The Trustees will receive an annual board retainer, fees and reimbursement for any reasonable expenses of attending board meetings from the Trust. Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation that the Funds expect to pay to each Independent Trustee, before reimbursement of expenses, during a full fiscal year.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(1)	(2)	(3)	(4)	(5)
Name of Trustee	Estimated Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund Complex*
P. Gerald Malone	$37,000	None	None	$174,000
Richard H. McCoy	$27,000	None	None	$52,000
Peter D. Sacks	$27,000	None	None	$135,000
John T. Sheehy	$27,000	None	None	$150,000
Warren C. Smith	$27,000	None	None	$52,000
Jack Solan	$32,000	None	None	$32,000

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(1)	(2)	(3)	(4)	(5)
Name of Trustee	Estimated Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund Complex*
Gary Bartlett	$0	None	None	$0
Martin Gilbert	$0	None	None	$0

* The Aberdeen Fund Complex consists of the Trust, which contains 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

     Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates). The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such information. See Waiver of Class A and Class D Sales Charges for more information.

Code of Ethics

     Federal law requires the Trust, its investment adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

     Federal law requires the Trust, its investment adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

     The Trust pays the compensation of the Trustees who are not employees of Aberdeen Asset Management Inc. (“the Adviser” or “Aberdeen”), or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

     Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

     Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds. For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however the Adviser does not intend to do so as a routine matter at this time.

The following Funds are subadvised:

Aberdeen China Opportunities Fund
Aberdeen Developing Markets Fund
Aberdeen International Equity Fund
Aberdeen Select Small Cap Fund*
Aberdeen Select Worldwide Fund
Aberdeen Global Utilities Fund
Aberdeen Select Mid Cap Growth Fund
Aberdeen Tax-Free Income Fund

* A portion of the Fund is sub-advised by NorthPointe Capital LLC.

Aberdeen Asset Management Inc.

     Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen. Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

     The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that Aberdeen may render similar services to others.

     Aberdeen, located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland. Gary Bartlett, Trustee of the Trust, is also the Chief Executive Officer of Aberdeen and Martin Gilbert, Trustee of the Trust, is also the Chief Executive Officer of Aberdeen Asset Management PLC.

     For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Aberdeen Select Mid Cap Growth Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.80% 0.77% 0.74% 0.71% 0.68%
Aberdeen Tax-Free Income Fund	$0 up to $250 million $250 million up to $1 billion $1 billion and more	0.425% 0.375% 0.355%
Aberdeen Small Cap Fund	up to $100 million $100 million or more	0.95% 0.80%
Aberdeen Select Small Cap Fund	All Assets	0.95%
Aberdeen Natural Resources Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.70% 0.65% 0.60%
Aberdeen Technology and Communications Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.88% 0.83% 0.78%

Fund	Assets	Investment Advisory Fee
Aberdeen Health Sciences Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%
Aberdeen Select Growth Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.80% 0.75%
Aberdeen Select Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.80% 0.70% 0.65%
Aberdeen Equity Long-Short Fund	$0 up to $250 million $250 million and more	1.50% 1.25%
Aberdeen China Opportunities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.25% 1.20% 1.15%
Aberdeen Optimal Allocations Funds: Growth Fund Moderate Growth Fund Moderate Fund Specialty Fund Defensive Fund	All Assets	0.15%
Aberdeen Developing Markets Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.05% 1.00% 0.95%
Aberdeen International Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%
Aberdeen Select Worldwide Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Fund	Assets	Investment Advisory Fee
Aberdeen Global Financial Services Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%
Aberdeen Global Utilities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.70% 0.65% 0.60%
Aberdeen Hedged Core Equity Fund	All Assets	1.25%
Aberdeen Small Cap Opportunities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.85% 0.75% 0.70%
Aberdeen Market Neutral Fund	All Assets	1.25%
Aberdeen Small Cap Growth Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.95% 0.85% 0.80%
Aberdeen Small Cap Value Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.95% 0.85% 0.80%

Limitation of Fund Expenses

     In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, Aberdeen has entered into an expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     Aberdeen may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

     Until at least February 28, 2009, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees for certain Funds of the Trust as follows:

Name of Fund/Class	Expense Limitation for Fund/Class
Aberdeen Select Equity Fund
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class R	1.70%
Institutional Service Class	1.20%
Institutional Class	1.20%

Aberdeen Select Mid Cap Growth Fund
Class A	1.49%
Class B	2.20%
Class C	2.20%
Class D	1.20%
Class R	1.70%
Institutional Service Class	1.20%
Institutional Class	1.20%

Aberdeen Select Small Cap Fund
Class A	1.57%
Class B	2.32%
Class C	2.32%
Class R	1.82%
Institutional Service Class	1.32%
Institutional Class	1.32%

Aberdeen Select Growth Fund
Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R	1.71%
Institutional Service Class	1.21%
Institutional Class	1.21%

Aberdeen Select Worldwide Fund
Class A	1.57%
Class B	2.32%
Class C	2.32%
Class R	1.82%
Institutional Service Class	1.32%
Institutional Class	1.32%

Aberdeen China Opportunities Fund
Class A	1.87%
Class B	2.62%
Class C	2.62%
Class R	2.12%
Institutional Service Class	1.62%
Institutional Class	1.62%

Aberdeen Developing Markets Fund
Class A	1.67%
Class B	2.42%
Class C	2.42%
Class R	1.92%
Institutional Service Class	1.42%
Institutional Class	1.42%

Aberdeen International Equity Fund
Class A	1.49%
Class B	2.24%
Class C	2.24%
Class R	1.74%
Institutional Service Class	1.24%
Institutional Class	1.24%

Aberdeen Hedged Core Equity Fund
Class A	1.90%
Class B	2.65%

Class C	2.65%
Class R	2.15%
Institutional Service Class	1.65%
Institutional Class	1.65%

Aberdeen Market Neutral Fund
Class A	1.90%
Class B	2.65%
Class C	2.65%
Class R	2.15%
Institutional Service Class	1.65%
Institutional Class	1.65%

Aberdeen Equity Long-Short Fund[1]
Class A	1.70%
Class B	2.45%
Class C	2.45%
Class R	1.95%
Institutional Service Class	1.45%
Institutional Class	1.45%

Aberdeen Global Financial Services Fund
Class A	1.44%
Class B	2.19%
Class C	2.19%
Class R	1.69%
Institutional Service Class	1.19%
Institutional Class	1.19%

Aberdeen Health Sciences Fund
Class A	1.51%
Class B	2.26%
Class C	2.26%
Class R	1.76%
Institutional Service Class	1.26%
Institutional Class	1.26%

Aberdeen Natural Resources Fund

1 The Adviser has agreed to waive an amount equal to 0.25% from its management fee.

Class A	1.41%
Class B	2.16%
Class C	2.16%
Class R	1.66%
Institutional Service Class	1.16%
Institutional Class	1.16%

Aberdeen Technology and Communications Fund
Class A	1.63%
Class B	2.38%
Class C	2.38%
Class R	1.88%
Institutional Service Class	1.38%
Institutional Class	1.38%

Aberdeen Global Utilities Fund
Class A	1.38%
Class B	2.13%
Class C	2.13%
Class R	1.63%
Institutional Service Class	1.13%
Institutional Class	1.13%

Aberdeen Optimal Allocations Fund: Growth
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Moderate Growth
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Moderate
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%

Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Defensive
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Specialty
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Small Cap Fund
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R	1.54%
Institutional Service Class	1.04%
Institutional Class	1.04%

Aberdeen Small Cap Opportunities Fund
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Institutional Service Class	1.25%
Institutional Class	1.25%

Aberdeen Small Cap Growth Fund
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Institutional Service Class	1.35%
Institutional Class	1.35%

Aberdeen Small Cap Value Fund

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Institutional Service Class	1.35%
Institutional Class	1.35%

Aberdeen Tax Free Income Fund
Class A	0.93%
Class B	1.68%
Class C	1.68%
Class D	0.68%
Class X	1.53%
Class Y	1.53%

Investment Advisory Fees

     Prior to the date of this SAI, the Funds had not commenced operations. For information about the investment advisory fees paid to the investment adviser for the Predecessor Funds, see “Predecessor Fund Adviser” in this SAI.

Subadvisers

The subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER
Aberdeen China Opportunities Fund	Gartmore Global Partners (“GGP”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)
Aberdeen Developing Markets Fund	GGP, AAMISL and AAMAL
Aberdeen International Equity Fund	GGP, AAMISL and AAMAL
Aberdeen Select Small Cap Fund	NorthPointe Capital, LLC (“NorthPointe”)
Aberdeen Select Worldwide Fund	GGP, AAMISL and AAMAL
Aberdeen Global Utilities Fund	GGP, AAMISL and AAMAL
Aberdeen Tax-Free Income Fund	Credit Suisse Asset Management, LLC (“Credit Suisse”)
Aberdeen Select Mid Cap Growth Fund	Security Investors, LLC

     GGP, 8 Fenchurch Place, London, England, EC3M4PB, is the subadviser for certain of the Funds and manages each Fund’s assets in accordance with the investment objective and strategies. GGP makes investment decisions and executes them by placing purchase and sell orders for securities.

     AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, will each serve as subadviser to certain Funds. AAMISL and AAMAL are both affiliates of the Adviser. AAMISL and AAMAL do not have management over a specific portion of a Fund’s assets at this time, but each assist the Adviser with oversight for certain Funds subadvised by GGP. AAMISL is located at One Bow Churchyard, London, England EC4M9HH. AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

     NorthPointe, 101 West Big Beaver, Suite 745, Troy, Michigan 48084, is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe is a majority-owned subsidiary of North Point Holdings LLC.

     Credit Suisse, Eleven Madison Avenue, New York, NY 10010, serves as subadviser to the Tax-Free Fund and is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

     Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, is a limited liability company controlled by its members, Security Benefit Life Insurance and Security Benefit Corporation. Security Benefit Life, a stock life insurance company incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company, which is controlled by Security Benefit Life policyholders.

     Subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.

     A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will become available in future reports to the shareholders.

SUBADVISORY FEES Aberdeen Select Mid Cap Growth Fund

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $250 million	0.40%

On assets of $250 million or more	0.35%

Aberdeen Select Small Cap Fund

     The subadvisory fees paid to NorthPointe for the investment advisory services it provides to the Aberdeen Select Small Cap Fund are paid by the Adviser from the management fee the Adviser receives from the Aberdeen Select Small Cap Fund. The Adviser pays NorthPointe a subadvisory fee at the rate of 0.55% of the average daily net assets of the Aberdeen Select Small Cap Fund allocated to NorthPointe.

Aberdeen Select Worldwide Fund

Subadvisory Fee Schedule for GGP

     The subadvisory fees for the Worldwide Fund paid to GGP are paid by the Adviser from the management fee it receives. The subadvisory fees paid to GGP are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.450%

On assets of $500 million up to $2 billion	0.425%

On assets of $2 billion and more	0.400%

Subadvisory Fee Schedule for AAMISL and AAMAL

AAMISL and AAMAL do not have management over a specific portion of the Worldwide Fund’s assets at this time and are not currently paid asset-based subadvisory fees. If AAMISL and/or AAMAL is allocated a specific portion of the Worldwide Fund’s assets to manage in the future, it will receive a fee based on the assets it manages, paid by the Adviser from the management fee the Adviser receives. The sub-advisory fees paid by the Adviser to AAMISL and/or AAMAL would be based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.450%

On assets of $500 million up to $2 billion	0.425%

On assets of $2 billion and more	0.400%

Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen International Equity Fund

Subadvisory Fee Schedule for GGP

     The subadvisory fees paid to GGP are paid by the Adviser from the management fee it receives. The subadvisory fees paid to GGP are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

ABERDEEN CHINA OPPORTUNITIES FUND

On assets up to $500 million	0.625%

On assets of $500 million up to $2 billion	0.600%

On assets of $2 billion and more	0.575%

ABERDEEN DEVELOPING MARKETS FUND

On assets up to $500 million	0.525%

On assets of $500 million up to $2 billion	0.500%

On assets of $2 billion and more	0.475%

ABERDEEN INTERNATIONAL EQUITY FUND

On assets up to $500 million	0.450%

On assets of $500 million up to $2 billion	0.425%

On assets of $2 billion and more	0.400%

Subadvisory Fee Schedule for AAMISL and AAMAL

AAMISL and AAMAL do not have management over a specific portion of any of the Funds’ assets at this time and are not currently paid asset-based subadvisory fees. If AAMISL and/or AAMAL is allocated a specific portion of a Fund’s assets to manage in the future, it will receive a fee based on the assets it manages paid by the Adviser from the management fee the Adviser receives. The subadvisory fees paid by the Adviser to AAMISL and/or AAMAL would be based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

ABERDEEN CHINA OPPORTUNITIES FUND

On assets up to $500 million	0.625%

On assets of $500 million up to $2 billion	0.600%

On assets of $2 billion and more	0.575%

ABERDEEN DEVELOPING MARKETS FUND

On assets up to $500 million	0.525%

On assets of $500 million up to $2 billion	0.500%

On assets of $2 billion and more	0.475%

ABERDEEN INTERNATIONAL EQUITY FUND

On assets up to $500 million	0.450%

On assets of $500 million up to $2 billion	0.425%

On assets of $2 billion and more	0.400%

Aberdeen Global Utilities Fund

Subadvisory Fee Schedule for GGP

     The subadvisory fees for the Utilities Fund paid to GGP are paid by the Adviser from the management fee it receives. The subadvisory fees paid to GGP are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.350%

On assets of $500 million up to $2 billion	0.325%

On assets of $2 billion and more	0.300%

Subadvisory Fee Schedule for AAMISL and AAMAL

AAMISL and AAMAL do not have management over a specific portion of the Utilities Fund’s assets at this time and are not currently paid asset-based subadvisory fees. If AAMISL and/or AAMAL is allocated a specific portion of the Utilities Fund’s assets to manage in the future, it will receive a fee based on the assets it manages, paid by the Adviser from the management fee the Adviser receives. The subadvisory fees paid by the Adviser to AAMISL and/or AAMAL would be based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.350%

On assets of $500 million up to $2 billion	0.325%

On assets of $2 billion and more	0.300%

Aberdeen Tax-Free Income Fund

     The subadvisory fees for the Tax-Free Income Fund paid to Credit Suisse are paid by the Adviser from the management fee it receives. The subadvisory fees paid to Credit Suisse are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On the first $25 million	0.35%

On the next $25 million	0.30%

On the next $50 million	0.25%

On the next $150 million	0.20%

On assets above $250 million	0.15%

Multi-Manager Structure

     On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

     The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

Predecessor Fund Adviser

     As explained in the “General Information” section of this Statement of Additional Information, the twenty-six Aberdeen Funds were created as part of the reorganization of the Nationwide Mutual Funds into the Trust. Prior to the reorganization, investment advisory services for the Predecessor Funds were provided by Nationwide Fund Advisors (“NFA”). The Predecessor Funds were obligated to pay NFA a monthly fee based on average daily net assets of the applicable Predecessor Fund. With the exception of the Tax-Free Fund, the amount paid by the Predecessor Funds to NFA is identical to the amount paid by the Funds to the Adviser. The Predecessor Fund to the Tax-Free Fund paid NFA according to the following schedule:

Assets	Investment Advisory Fee
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

     Additionally, the Predecessor Funds to the Natural Resources Fund, Technology and Communications Fund, Health Sciences Fund, Select Growth Fund, Select Equity Fund, China Opportunities Fund, Developing Markets Fund, Select Equity Fund, Select Worldwide Fund, Global Financial Services Fund and Global Utilities Fund were subject to performance fees.

     The table below shows the management fee paid or the fee reimbursed to NFA by each Predecessor Fund for the fiscal years ended October 31, 2007, 2006 and 2005.

Investment Advisory Fees
Year Ended October 31,

2007	2006	2005

	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed

Optimal Allocations Fund: Growth	$0	$83,991	$0	$59,804	$0	$88,800

Optimal Allocations Fund: Moderate
Growth	0	97,389	0	61,571	0	96,103

Optimal Allocations Fund: Moderate	0	97,947	0	61,040	0	93,106

Optimal Allocations Fund: Specialty	16,573	126,363	0	75,756	0	104,891

Optimal Allocations Fund: Defensive[2]	0	47,464	n/a	n/a	n/a	n/a

China Opportunities Fund	811,795	0	254,379	22,860	53,056	66,130

Health Sciences Fund	268,465	1,005	231,451	0	171,743	16,979

Natural Resources Fund	444,725	0	348,236	0	25,554	37,587

Technology and Communications Fund	173,551	0	97,991	39,246	35,131	45,576

Equity Long-Short Fund	1,145,557	135,871	1,353,017	0	623,524	43,113

Mid Cap Fund	311,147	1,185	318,579	27,262	169,629	83,813

Select Equity Fund	112,015	27,196	109,349	22,019	54,471	31,180

Small Cap Fund	9,113,145	0	1,722,854	0	297,241	3,826

Select Small Cap Fund	460,061	0	239,221	9,303	30,584	62,315

Tax-Free Fund	752,412	0	842,625	0	932,283	0

Select Growth Fund[3]	1,114,108	0	1,353,017	0	574,027	0

Developing Markets Fund[4]	912,749	0	607,164	0	334,734	0

Global Financial Services Fund[4]	505,686	1,644	272,215	0	61,780	33,642

Global Utilities Fund[4]	190,115	0	90,092	38,548	14,884	50,361

International Equity Fund[4]	1,199,043	0	291,065	2,995	66,804	37,930

Select Worldwide Fund[4]	627,227	786	424,069	25,742	243,227	84,058

Small Cap Opportunities Fund[5]	0	61,931	0	4,711	n/a	n/a

Market Neutral Fund[5]	94,410	43,357	1,294	4,379	n/a	n/a

Hedged Core Equity Fund[5]	0	68,763	5,725	4,363	n/a	n/a

Small Cap Growth Fund[5]	0	62,730	0	4,691	n/a	n/a

			Investment Advisory Fees
			Year Ended October 31,

		2007		2006		2005

	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed

Small Cap Value Fund[5]	0	64,377	0	4,691	n/a	n/a

[1]	Fees net of reimbursement.

[2]	Fund commenced operations on December 15, 2006

[3]	The Fund has not paid the performance component of its advisory fee since June 2004.

[4]	NWD Management & Research Trust (“NMRT”) was the Fund’s investment adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those earned by NMRT.

[5]	Fund commenced operations on September 29, 2006.

     The following table sets forth the amount NFA paid to the subadvisers of the Predecessor Funds for the fiscal periods ended October 31, 2007, 2006 and 2005 (unless otherwise noted):

Fund		Year ended October 31,

	2007	2006	2005

China Opportunities Fund		16,140	60,354
	426,569

Equity Long-Short Fund[1]	45,148	0	0

Small Cap Fund	451,014	0	0

Developing Markets Fund[2]	482,787	28,584	168,356

International Equity Fund[2]	562,666	19,445	50,909

Select Worldwide Fund[2]	292,296	18,049	153,430

Global Utilities Fund[2]	90,938	5,840	31,153

Global Financial Services Fund[1]	1,748	n/a	n/a

Health Sciences Fund[1]	3,451	n/a	n/a

Natural Resources Fund[1]	171,126	n/a	n/a

	17,923	n/a	n/a
Technology and Communications Fund[1]

Select Equity Fund [1]	2,382	n/a	n/a

Mid Cap Fund[3]	80,492	n/a	n/a

Optimal Allocations Fund: Defensive[1]	178	n/a	n/a

Optimal Allocations Fund: Moderate[1]	2,971	n/a	n/a

Optimal Allocations Fund: Moderate Growth[1]	2,776	n/a	n/a

Optimal Allocations Fund: Growth[1]	1,231	n/a	n/a

Optimal Allocations Fund: Specialty [1]	7,778	n/a	n/a

Select Small Cap Fund[3]	149,082	n/a	n/a

Select Growth Fund[1]	44,737	n/a	n/a

1	The Global Financial Services Fund, Health Sciences Fund, Natural Resources Fund, Technology and Communications Fund, Select Equity Fund, Select Growth Fund, Optimal Allocations Funds and the Equity Long-Short Fund did not have subadviser arrangements until October 1, 2007.

2	NWD Management & Research Trust (“NMRT”) was the Fund’s adviser until September 29, 2006 when it transferred its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those paid by NMRT.

3	The Mid Cap and Select Small Cap Funds did not have subadviser arrangements until May 1, 2007.

Portfolio Managers

     Appendix C contains the following information regarding the portfolio manager(s) identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as of August 31, 2008, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio
		Shares Owned

Paul Atkinson	Select Equity Fund	$0

	Select Small Cap Fund	$0

Christopher Baggini	Select Growth Fund	$50,001-$100,000

	Equity Long-Short Fund	$0

	Small Cap Growth Fund	$1-$10,000

Ralph Bassett	Select Equity Fund	$0

	Select Small Cap Fund	$0

	Technology and Communications Fund	$0

Douglas Burtnick	Health Sciences Fund	$1-$10,000

	Global Financial Services Fund	$1-$10,000

	Select Growth Fund	$0

	Equity Long-Short Fund	$50,001-$100,000

Joseph Cerniglia	Hedged Core Equity Fund	$1-$10,000

	Small Cap Opportunities Fund	$1-$10,000

	Market Neutral Fund	$0

Richard Fonash	Optimal Allocations Fund: Defensive	$0

	Optimal Allocations Fund: Growth	$0

	Optimal Allocations Fund: Moderate	$0

	Optimal Allocations Fund: Moderate Growth	$0

	Optimal Allocations Fund: Specialty	$0

William Gerlach	Small Cap Fund	$0

	Small Cap Value Fund	$0

	Natural Resources Fund	$0

Jason Kotik	Select Equity Fund	$0

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio
		Shares Owned

	Select Small Cap Fund	$0

	Natural Resources Fund	$0

	Small Cap Growth Fund	$0

Michael J. Manzo	Select Small Cap Fund	$0

	Small Cap Fund	$0

	Small Cap Value Fund	$0

Robert Mattson	Technology and Communications Fund	$0

Allison Mortensen	Optimal Allocations Fund: Defensive	$0

	Optimal Allocations Fund: Growth	$0

	Optimal Allocations Fund: Moderate	$0

	Optimal Allocations Fund: Moderate Growth	$0

	Optimal Allocations Fund: Specialty	$0

Charles Purcell	Small Cap Fund	$50,001-$100,000

	Small Cap Value Fund	$0

Stuart Quint	Select Equity Fund	$0

	Select Small Cap Fund	$0

	Global Financial Services Fund	$0

Jean Rhee	Health Sciences Fund	$0

Rob Sellar	Health Sciences Fund	$0

Robert V. Tango, Jr.	Technology and Communications Fund	$0

Shahreza Yusof	Select Equity Fund	$0

	Select Small Cap Fund	$0

Joe O’Connor	Select Mid Cap Growth Fund	$0

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio
		Shares Owned

Charles Awdry	China Opportunities Fund	$0

Brian O’Neill	International Equity Fund	$0

Christopher Palmer	Developing Markets Fund	$0

Neil Rogan	Select Worldwide Fund	$0

Ben Walker	International Equity Fund	$0

	Global Utilities Fund	$0

Karl Knas	Select Small Cap Fund	$0

Carl Wilk	Select Small Cap Fund	$0

Frank Biondo	Tax-Free Income Fund	$0

Lori A. Cohane	Tax-Free Income Fund	$0

Distributor

     The Trust and Aberdeen Fund Distributors LLC (the “distributor”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares. Vincent J. Esposito, President and Chief Executive Officer of the Trust, is also Chief Executive Officer of the distributor. The principal business address of Aberdeen Fund Distributors LLC is 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428.

     Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

     The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares).

     The distributor reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 4.00% on Class B and Class X shares of the Funds, 1.00% on Class C and Class Y shares of the Funds and 4.00% on Class D shares of the Funds.

Predecessor Distributor

     Nationwide Fund Distributors LLC (“NFD”) served as underwriter for each of the Predecessor Funds. The information presented below for the fiscal years ended October 31,

2007, 2006 and 2005 (unless otherwise noted) is that of the Predecessor Funds. NFD received the following commissions from the sale of shares of the Predecessor Funds:

	Years ended October 31

Funds
	2007	2006	2005

Optimal Allocations Fund: Growth	$6,152	$7,739.56	$2,271.26

Optimal Allocations Fund: Moderate Growth	18,833	24,442.56	11,105.98

Optimal Allocations Fund: Moderate	10,087	33,492.47	17,827.43

Optimal Allocations Fund: Specialty	26,898	30,340.26	8,592.39

Optimal Allocations Fund: Defensive[1]	1,944	n/a	n/a

China Opportunities Fund	83,984	23,088.95	11,701.12

Developing Markets Fund	23,559	18,041.93	7,403.22

Global Financial Services Fund	8,284	25,011.67	2,092.06

Health Sciences Fund	171	1,756.80	1,756.66

Natural Resources Fund	21,256	52,540.95	28,128.89

Technology and Communications Fund	490	810.66	737.19

Global Utilities Fund	10,812	3,809.28	2,486.86

International Equity Fund	64,256	19,046.61	1,195.07

Equity Long-Short Fund	4,699	9,217.38	8,021.01

Mid Cap Fund	1,921	2,019.45	2,335.98

Select Equity Fund	1,185	2,523.78	3,599.01

Small Cap Fund	216,923	142,162.67	7,469.93

Select Small Cap Fund	13,082	8,395.70	6,572.51

Tax-Free Fund	2,071	10,205.47	10,648.26

Select Growth Fund	6,848	41,581.99	35,013.13

Select Worldwide Fund	13,723	9,531.59	843.49

Small Cap Opportunities Fund[2]	0	0	n/a

Market Neutral Fund[2]	0	0	n/a

Hedged Core Equity Fund[2]	18	0	n/a

Small Cap Growth Fund[2]	482	0	n/a

Small Cap Value Fund[2]	580	0	n/a

[1]	Commenced operations on December 15, 2006.

[2]	Commenced operations on September 29, 2006.

     NFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). For the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), the following contingent deferred sales charges were paid to NFD on redemptions of the Predecessor Funds’ shares:

		Years ended October 31

Funds	2007	2006	2005

Optimal Allocations Fund: Growth	$3,689	$1,216.04	$199

Optimal Allocations Fund: Moderate Growth	6,754	4,568.62	773

Optimal Allocations Fund: Moderate	11,425	9,615.56	2,040

Optimal Allocations Fund: Specialty	6,348	2,285.51	629

Optimal Allocations Fund: Defensive[1]	9	0	0

China Opportunities Fund	59,092	7,570.82	2,355

Developing Markets Fund	4,228	4,476.49	2,236

Global Financial Services Fund	16,967	11,126.92	354

Health Sciences Fund	618	910.19	869

Natural Resources Fund	15,326	34,378.76	2,557

Technology and Communications Fund	400	816.26	3,017

Global Utilities Fund	10,901	221.23	1,102

International Equity Fund	5,736	4,797.96	442

Equity Long-Short Fund	2,880	5,632.36	2,655

Mid Cap Fund	7,139	7,419.21	8,423

Select Equity Fund	1,250	508.38	231

Tax-Free Fund	7,062	624.84	15,062

Select Growth Fund	15,950	29,293.61	10,281

Select Worldwide Fund	4,444	1,119.94	281

Small Cap Fund	116,984	24,596.69	3,743

Select Small Cap Fund	59,738	1,310.87	47

Small Cap Opportunities Fund[2]	0	0	n/a

Market Neutral Fund[2]	0	0	n/a

Hedged Core Equity Fund[2]	0	0	n/a

		Years ended October 31

Funds	2007	2006	2005

Small Cap Growth Fund[2]	0	0	n/a

Small Cap Value Fund[2]	0	0	n/a

1	Commenced operations on December 15, 2006.

2	Commenced operations on September 29, 2006.

     From such contingent deferred sales charges, NFD retained $658,462, $520,405, and $397,885 for 2007, 2006 and 2005, respectively, after reallowances to dealers.

Distribution Plan

     The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or services fees);
  1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund (0.25% service fees);
  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which must be either a distribution or service fee); and
  0.10% of the average daily net assets of Class X and Class Y shares for each applicable Fund (service fee).

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on December 12, 2007, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

     The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above. The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

     Under the Predecessor Funds’ Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act the compensation payable to NFD was identical to the compensation payments under Aberdeen Funds’ Distribution Plan.

     During the fiscal year ended October 31, 2007 (unless otherwise noted), NFD earned the following distribution fees under the Plan for the Predecessor Funds:

Fund	Class A	Class B	Class C	Class R

Optimal Allocations Fund: Growth	$12,770	$11,927	$89,225	$995

Optimal Allocations Fund: Moderate
Growth	35,635	36,797	185,267	8

Optimal Allocations Fund: Moderate	25,915	31,963	253,710	412

Optimal Allocations Fund: Specialty	90,639	58,434	529,864	984

Optimal Allocations Fund: Defensive	1,266	730	2,367	3

China Opportunities Fund	74,064	29,550	129,805	236

Developing Markets Fund	124,279	69,243	97,829	4,027

Global Financial Services Fund	65,396	30,260	61,944	345

Health Sciences Fund	25,494	13,559	17,956	65

Fund	Class A	Class B	Class C	Class R

Natural Resources Fund	59,542	21,502	111,097	6,072

Technology and Communications Fund	8,549	12,250	2,621	6

Global Utilities Fund	27,529	23,452	61,470	623

International Equity Fund	187,806	81,532	287,277	883

Equity Long-Short Fund	96,115	13,098	284,624	6

Mid Cap Fund	18,207	29,693	8,616	8

Select Equity Fund	19,781	11,152	39,347	298

Tax-Free Fund[1]	20,930	7,454	12,734	0

Select Growth Fund	196,175	59,291	314,292	6,825

Select Worldwide Fund	127,828	14,110	121,886	948

Small Cap Fund	1,949,002	195,962	2,327,451	32,738

Select Small Cap Fund	56,901	22,284	172,750	1,000

Small Cap Opportunities Fund	823	138	1,973	4

Market Neutral Fund	131	11	16	4

Hedged Core Equity Fund	212	11	12	4

Small Cap Growth Fund	343	29	998	6

Small Cap Value Fund	626	187	1765	5

1	Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by NFD on the Class X and the Class Y shares of the Tax-Free Income Fund for the fiscal year ended October 31, 2007: Class X, $22,667, and Class Y, $1,098.

     NFD stated that during the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Predecessor Funds:

	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs [1]	Financing Charges with Respect to B & C Shares	Broker-Dealer Compensation & Costs

Fund

China Opportunities Fund	$3,427.76	-	$118,404.77	$108,611.97
Developing Markets Fund	4,641.28	-	86,181.70	191,946.22
Global Financial Services Fund	773.71	-	54,115.55	82,077.15
Health Sciences Fund	375.41	-	12,945.53	38,038.36
Natural Resources Fund	1,072.40	3,033.51	60,821.79	131,576.41
Technology and Communications Fund	580.79	-	11,555.68	8,234.16
Global Utilities Fund	341.19	-	46,392.43	47,278.55
International Equity Fund	2,192.13	-	297,787.60	225,490.51
Select Equity Fund	1,165.55	-	23,202.36	39,105.48
Mid Cap Fund	496.75	-	24,667.47	31,197.73
Optimal Allocation Fund: Defensive	38.38	-	2,695.14	1,409.56
Optimal Allocation Fund: Growth	414.91	-	60,791.23	52,697.34
Optimal Allocation Fund: Moderate Growth	206.17	-	121,484.91	133,535.17
Optimal Allocation Fund: Moderate	98.39	-	160,131.06	149,093.83
Optimal Allocation Fund: Specialty	576.91	-	363,512.44	309,597.59
Small Cap Fund	3,612.03	10,829.94	2,027,090.40	2,437,986.12
Select Small Cap Fund	441.71	-	111,599.33	137,314.17
Tax-Free Fund	1,762.92	-	23,674.24	35,742.00
Select Growth Fund	1,100.01	-	132,032.89	432,073.94
Equity Long-Short Fund	2,666.58	10,887.25	117,019.22	257,168.76
Select Worldwide Fund	2,311.68	50,595.08	102,869.96	108,262.96
Hedged Core Equity Fund	2.97	0	19.94	207.24
Small Cap Opportunities Fund	6.40	0	2,118.69	809.52
Market Neutral Fund	2.97	0	23.80	123.37
Small Cap Growth Fund	0.86	0	1,028.15	343.45
Small Cap Value Fund	10.37	0	1,868.24	707.33

[1] Printing and mailing of prospectuses to other than current Predecessor Fund shareholders.

Administrative Services Plan

     Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the Funds (as applicable). Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

     As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R or Institutional Service Class shares of each Fund (as applicable).

Predecessor Administrative Services Plan

     The Nationwide Mutual Funds entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. (“NFS”) agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, NFS received a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R and Institutional Service Class shares of each Fund (as applicable).

     During the fiscal year ended October 31, 2007, NFS and its affiliates received $10,291,284 in administrative services fees from the Funds.

Fund Administration

     Under the terms of a Fund Administration Agreement, Aberdeen Asset Management Inc. (the “Adviser”) provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. The Adviser is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. The

Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

  0.045% of the first $500 million in aggregate net assets of all Funds, plus
  0.03% of aggregate net assets of all Funds in excess of $500 million up to $2 billion; plus
  0.015% of the aggregate net assets of all Funds in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

     The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust. All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Predecessor Fund Administration

     Nationwide Fund Management LLC (“NFM) provided various administrative and accounting services to the Predecessor Funds. Each Predecessor Fund paid NFM a combined annual fee based on the Trust’s average daily net assets according to the following schedule*:

Asset Level[1]	Aggregate Trust Fee

$0 up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion and more	0.02%

1	The assets of each of the Funds of Funds (the Optimal Allocations Funds) were excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds did not pay any part of this fee.

* In addition to these fees, the Trust paid for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

     During the fiscal years ended October 31, 2007, 2006 and 2005, Nationwide SA Capital Trust, the Predecessor Funds’ former administrator, and NFM were paid combined fund administration and transfer agency fees from the Predecessor Funds as follows:

	Year Ended	Year Ended	Period Ended

Fund	October 31, 2007	October 31, 2006	October 31, 2005
Optimal Allocations Fund: Growth	$21,391	$0	$0
Optimal Allocations Fund: Moderate	39,699	0	0
Growth
Optimal Allocations Fund: Moderate	43,336	0	0
Optimal Allocations Fund: Specialty	96,934	0	0
Optimal Allocations Fund: Defensive[1]	4,800	n/a	n/a
China Opportunities Fund	104,282	41,879	57,424
Developing Markets Fund	119,871	83,519	33,542
Global Financial Services Fund	95,153	46,910	56,788
Health Sciences Fund	48,834	35,639	25,060
Natural Resources Fund	124,154	69,775	29,644
Technology and Communications Fund	20,302	13,664	13,185
Global Utilities Fund	50,516	25,790	28,213
International Equity Fund	215,550	50,244	30,230
Equity Long-Short Fund	128,516	126,831	89,592
Mid Cap Fund	56,792	50,188	52,342
Select Equity Fund	34,352	17,830	15,321
Tax-Free Fund	162,907	193,895	235,524
Select Growth Fund	226,320	247,069	96,852
Select Worldwide Fund	119,099	73,067	68,428
Small Cap Fund	2,033,446	273,987	42,812
Select Small Cap Fund	110,758	41,660	16,711
Small Cap Opportunities Fund[2]	9,637	914	n/a
Market Neutral Fund[2]	14,581	702	n/a
Hedged Core Equity Fund[2]	6,024	-	n/a
Small Cap Growth Opportunities Fund[2]	10,916	919	n/a
Small Cap Value Fund[2]	9,051	919	n/a

1	Commenced operations on December 15, 2006.

2	Commenced operations on September 29, 2006.

Sub-Administrator, Transfer Agent and Fund Accountant

The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services. The Adviser has also entered into a Sub-Administration Agreement with Citi whereby Citi will assist the Adviser in providing certain of the administration services for each of the Funds. For the services provided by Citi to the Trust and the Adviser, the Trust and the Adviser each pay Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides such services for:

0.045% of the first $500 million in aggregate net assets of all Funds; plus

0.03% of the aggregate net assets of all Funds in excess of $500 million up to $2 billion; plus 0.015% of the aggregate net assets of all Funds in excess of $2 billion.

The asset based fees are subject to an annual minimum fee equal to the number of Funds multiplied by $25,000.

     The Funds also pay separate fees to Citi with respect to the services Citi provides as transfer agent, dividend disbursing agent and fund accounting.

Predecessor Sub Administrator

     Pursuant to a Services Agreement between NFM, the Predecessor Funds’ Administrator, and Citi Fund Services, Inc. (“Citi”), Citi provided certain fund administration and transfer agency services for each of the Predecessor Funds. For these services, NFM paid Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Predecessor Funds of the Trust that Citi provided such services for:

Asset Level[1]	Fee
$0 up to $1 billion	0.20%
$1 billion up to $3 billion	0.15%
$3 billion up to $4 billion	0.10%
$4 billion up to $5 billion	0.05%
$5 billion up to $10 billion	0.02%
$10 billion up to $12 billion	0.01%
$12 billion or more	0.005%

[1]	The assets of each of the Funds of Funds were excluded from the Trust asset level amount in order to calculate this asset based fee.

Custodian

     JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

Legal Counsel

     Stradley Ronon Stevens & Young LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

     The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best execution” encompasses many factors affecting the

1	Because the Funds of Funds will invest primarily in shares of the Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

     The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

     The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

     Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

     For the fiscal year ended October 31, 2007, the Predecessor Funds, through their respective subadvisers, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

Fund	Total Dollar	Total Commissions
	Amount of	Paid on Such
	Transactions	Transactions

Health Sciences Fund	$1,800,303.40	$1,803.00

Select Equity Fund	16,910,018.26	18,471.00

Mid Cap Fund	390,897.60	248.00

Natural Resources Fund	1,440,014.24	2,143.00

Small Cap Fund	46,958,413.29	119,179.00

Select Small Cap Fund	63,542,026.28	122,411.27

Technology and Communications Fund	521,680.50	594.00

Select Growth Fund	32,145,766.89	38,232.00

Equity Long-Short Fund	36,777,160.92	45,813.00

Hedged Core Equity Fund	36,335.35	10.00

Small Cap Value Fund	325,405.38	418.00

     During the fiscal years ended October 31, 2007, 2006 and 2005, the following brokerage commissions were paid by the Predecessor Funds:

	Year ended October 31,

Fund	2007	2006	2005

Optimal Allocations Fund: Growth	$749	$527	$48

Optimal Allocations Fund: Moderate Growth	2,315	822	156

Optimal Allocations Fund: Moderate	5,243	526	321

Optimal Allocations Fund: Specialty	3,097	1,971	670

Optimal Allocations Fund: Defensive	446	n/a	n/a

China Opportunities Fund	377,976	145,087	69,100

Developing Markets Fund	236,441	406,511	273,516

Global Financial Services Fund	238,964	191,160	59,677

Health Sciences Fund	89,850	145,110	166,805

Natural Resources Fund	248,945	241,777	75,641

Technology and Communications Fund	277,745	156,772	300,153

Global Utilities Fund	64,002	39,874	70,496

International Equity Fund	702,087	195,007	94,036

Equity Long-Short Fund	1,467,154	1,902,197	1,097,907

Mid Cap Fund	$135,263	$139,940	$116,941

	Year ended October 31,

Fund	2007	2006	2005

Select Equity Fund	247,036	142,040	126,334

Small Cap Fund	9,229,810	2,565,948	441,403

Tax-Free Fund	0	0	0

Select Growth Fund	756,611	1,168,315	655,159

Select Worldwide Fund	459,157	364,130	352,648

Select Small Cap Fund	628,181	435,618	177,151

Nationwide Hedged Core Equity Fund	17,564	3,478	n/a

Market Neutral Fund	64,210	5,311	n/a

Small Cap Opportunities Fund	25,959	5,264	n/a

Small Cap Value Fund	118,340	27,797	n/a

Small Cap Growth Fund	70,823	11,241	n/a

     During the fiscal year ended October 31, 2007, the Predecessor Funds of the Global Financial Services Fund, Global Utilities Fund, Hedged Core Equity Fund, Market Neutral Fund, Small Cap Opportunities Fund, Small Cap Value Fund and Small Cap Growth held investments in securities of their regular broker-dealers as follows:

Approximate
Aggregate Value of
Issuer’s
Securities Owned by
the Fund as of
	fiscal year end	Name of
Fund	October 31, 2007	Broker or Dealer

Global Financial Services Fund	$3,578,058	Goldman Sachs
	478,850	Lehman Brothers, Inc.
	781,743	Deutsche Bank
	1,323,838	Banc of America Corp.
	800,709	Salomon Smith Barney
	603,995	Morgan Stanley
	1,074,420	JP Morgan Chase & Co.

Approximate
Aggregate Value of
Issuer’s
Securities Owned by
the Fund as of
	fiscal year end	Name of
Fund	October 31, 2007	Broker or Dealer
	934,658	Goldman Sachs

Global Utilities Fund	$544,178	Deutsche Bank

Hedged Core Equity Fund	$52,816	Merrill Lynch
	83,800	Salomon Smith Barney
	199,815	CS First Boston Corp.
	169,200	JP Morgan Chase & Co., Inc.
	67,260	Morgan Stanley
	101,388	Bank of America Corp.
	49,584	Goldman Sachs

Market Neutral Fund	$52,816	Merrill Lynch Co., Inc.
	17,620	Salomon Smith Barney
	73,986	Morgan Stanley

Small Cap Opportunities Fund	$61,100	JP Morgan Chase & Co.
	1,359,184	Credit Suisse First Boston Corp.
	74,829	CS First Boston Corp.
	52,816	Merrill Lynch Co., Inc.

Small Cap Value Fund	$58,342	CS First Boston Corp

Small Cap Growth Fund	$153,697	CS First Boston Corp

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A and Class D Sales Charges

     The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Aberdeen Tax-Free Income Fund)

AMOUNT OF	SALES CHARGE AS %	SALES CHARGE AS % OF	DEALER
PURCHASE	OF OFFERING PRICE	AMOUNT INVESTED	COMMISSION

less than $50,000	5.75%	6.10%	5.00%

$50,000 up to $100,000	4.75	4.99	4.00

$100,000 up to $250,000	3.50	3.63	3.00

$250,000 up to $500,000	2.50	2.56	2.00

$500,000 up to $1 million	2.00	2.04	1.75

$1 million or more	None	None	None

Class A Shares of the Aberdeen Tax-Free Income Fund

AMOUNT OF	SALES CHARGE AS %	SALES CHARGE AS % OF	DEALER
PURCHASE	OF OFFERING PRICE	AMOUNT INVESTED	COMMISSION

less than $100,000	4.25%	4.44%	3.75%

$100,000 up to $250,000	3.50	3.63	3.00

$250,000 up to $500,000	2.50	2.56	2.00

$500,000 up to $1 million	2.00	2.04	1.75

$1 million or more	None	None	None

Class D Shares of the Mid Cap Growth Fund

AMOUNT OF	SALES CHARGE AS %	SALES CHARGE AS % OF	DEALER
PURCHASE	OF OFFERING PRICE	AMOUNT INVESTED	COMMISSION

less than $50,000	4.50%	4.71%	4.00%

$50,000 up to $100,000	4.00	4.17	3.50

$100,000 up to $250,000	3.00	3.09	2.50

$250,000 up to $500,000	2.50	2.56	1.75

$500,000 up to $1 million	2.00	2.04	1.25

$1 million up to $25	0.50	0.50	0.50
million

$25 million or more	None	None	None

Class D Shares of the Tax-Free Income Fund

AMOUNT OF	SALES CHARGE AS %	SALES CHARGE AS % OF	DEALER
PURCHASE	OF OFFERING PRICE	AMOUNT INVESTED	COMMISSION

less than $50,000	4.50%	4.71%	4.00%

$50,000 up to $100,000	4.00	4.17	3.50

$100,000 up to $250,000	3.00	3.09	2.50

$250,000 up to $500,000	2.50	2.56	1.75

$500,000 up to $1 million	2.00	2.04	1.25

$1 million or more	None	None	None

Waiver of Class A and Class D Sales Charges

     You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

     The sales charge applicable to Class A and D shares may be waived for the following purchases:

1)	shares sold to other registered investment companies affiliated with Aberdeen,

2)	shares sold:

	a)	to any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

	b)	to any endowment or non-profit organization;

	c)	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

	d)	to any life insurance company separate account registered as a unit investment trust;

	e)	to Trustees and retired Trustees of the Trust;

	f)	to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate

Relatives”)), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

	g)	to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

	h)	to any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

	i)	to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)	Class A shares sold:

	a)	to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

	b)	to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)	to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

Reduction of Sales Charges

Reduction of Class A and Class D Sales Charges

     Shareholders can reduce or eliminate Class A and Class D shares’ initial sales charge through one or more of the discounts described below:

  A Larger Investment. The sales charge decreases as the amount of your investment increases.
  Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Aberdeen Funds, that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Aberdeen Fund, these purchases may also be combined.
  No Sales Charge on a Repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within30 days of selling Class A or Class D shares of an equal or greater amount if you havealready paid a sales charge. Remember, if you realize a gain or a loss on your sale ofshares, the transaction is taxable and reinvestment will not affect the amount of capitalgains tax that is due. If you realize a loss on your sale and you reinvest, some or all ofthe loss may not be allowed as a tax deduction depending on the amount you reinvest.
  Letter Of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.

Class B and Class X Shares of the Funds and CDSC

     The Funds’ distributor or Adviser compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust’s distributor, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

     Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

CDSC ON SHARES
YEAR OF AFTER PURCHASE	BEING SOLD

First	5.00%

Second	4.00%

Third	3.00%

Fourth	3.00%

Fifth	2.00%

Sixth	1.00%

Seventh and following	0.00%

     For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

     For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

Automatic Withdrawal Plan (AWP) on Class B and X Shares

     You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled “Systematic Investment Strategies” for more information.

Conversion Features for Class B and Class X Shares

     Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder’s Class B or Class X shares converting to Class A shares bears to the shareholder’s total Class B or Class X shares not acquired through dividends and distributions.

     If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Aberdeen Tax-Free Income Fund to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period.

Class A Finder’s Fee and Corresponding CDSC

     There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

  The purchase can be made in any combination of the Funds. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.
  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

     The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Funds Purchased	Amount of Purchase $1 million up to $4 million	$4 million up to $25 million	$25 million or more
Aberdeen International Equity Fund,
Aberdeen Technology and
Communications Fund, Aberdeen Global
Financial Services Fund, Aberdeen
Global Utilities Fund, Aberdeen Health
Sciences Fund, Aberdeen Select Equity
Fund, Aberdeen Select Growth Fund,
Aberdeen Select Worldwide Fund,
Aberdeen Select Mid Cap Growth Fund,
Aberdeen Equity Long Short Fund,
Aberdeen China Opportunities Fund,
Aberdeen Natural Resources Fund,
Aberdeen Select Small Cap Fund,
Aberdeen Developing Markets Fund,
Aberdeen Hedged Core Equity Fund,
Aberdeen Market Neutral Fund,
Aberdeen Small Cap Opportunities Fund,
Aberdeen Small Cap Growth Fund,
Aberdeen Small Cap Value and Optimal
Allocations Funds	1.00%	0.50%	0.25%
Aberdeen Small Cap Fund	0.50%	0.50%	0.25%
Aberdeen Tax-Free Income Fund	0.75%	0.50%	0.25%

CDSC for Class C Shares

     You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Aberdeen Tax-Free Income Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.

Other Dealer Compensation

     In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by the Adviser.

     In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

     The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

  the distributor and other affiliates of the Adviser,
  broker-dealers,
  financial institutions, and
  other financial intermediaries through which investors may purchase shares of a Fund.

     Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class X and Class Y Shares (Tax-Free Income Fund)

     Class X and Class Y shares of the Tax-Free Income Fund are available only to investors that were previously shareholders of Class X and Class Y shares of the Nationwide Tax-Free Income Fund. Class X and Class Y shares are not available to other investors. Specifically, only Class X shareholders of the Tax-Free Income Fund will be permitted to purchase additional Class X shares of that Fund, and only Class Y shareholders of a the Tax-Free Income Fund will be permitted to purchase additional Class Y shares of that Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of the Tax-Free Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Tax-Free Income Fund in the future.

Class R Shares

     Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

     A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

     A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund’s current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

     The Funds generally plan to redeem their shares for cash with the following exceptions. As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

     The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

     A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

     If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

     We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

     The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is (a “Business Day”) open and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

     The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

     Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

     The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

     The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated. “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Funds of Funds

     Shares of the Underlying Funds are valued at their respective NAVs as reported to Aberdeen or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if Aberdeen determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

SYSTEMATIC INVESTMENT STRATEGIES

     Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

     Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

     Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

     Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

     For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

     The Funds offer the following privileges to shareholders. Additional information may be obtained by calling toll free at 866-667-9231.

     No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the

Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

     Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

     Exchanges Among Funds. Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

     Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

     Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. Class X shareholders of the Aberdeen Tax-Free Income Fund may exchange their shares for Class B shares of any of the Aberdeen Funds currently accepting purchase orders and Class Y shareholders of the Aberdeen Tax-Free Income Fund may exchange their shares for Class C shares of any such Aberdeen Fund. However, if you exchange out of Class X or Class Y shares of the Aberdeen Tax-Free Income Fund into Class B or Class C of another Aberdeen Fund, respectively, you will not be permitted to exchange from Class B or Class C of the other Aberdeen Fund back into Class X or Class Y shares of the original Aberdeen Tax-Free Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made In The Following Convenient Ways:

By Telephone

     Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

     Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

     The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

     The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

     The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeeninvestments.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

INVESTOR SERVICES

     Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

     Toll Free Information And Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

     Retirement Plans (Not Available With The Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

     Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

     Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

     For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

     Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

     Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS.

     Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

     Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust presently offers the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen Optimal Allocations Fund: Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Developing Markets Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

FUND Aberdeen Global Financial Services Fund	SHARE CLASS Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Health Sciences Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Technology and Communications Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Utilities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Select Mid Cap Growth Fund	Class A, Class B, Class C, Class D, Class R, Institutional Service Class, Institutional Class
Aberdeen Select Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Select Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Tax-Free Income Fund	Class A, Class B, Class C, Class D, Class X, Class Y
Aberdeen Select Growth Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Select Worldwide Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Hedged Core Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Market Neutral Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

FUND Aberdeen Small Cap Growth Fund	SHARE CLASS Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Value Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

     You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

     Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

     To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

     The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Tax-Free Income Fund and the Funds of Funds.

Buying a Dividend

     If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

     Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gain

     A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (excess of net long-term capital gain over net short-term capital loss) realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

     If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

     The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

     Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

     Pass-through of foreign tax credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

     The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     PFIC Securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a

PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognizes any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

     Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

     Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii) a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii) a Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements

     To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund Shares

     Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

     Sales at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     Deferral of Basis – Class A and Class D shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

     Conversion of Class B and Class X shares into Class A shares. The automatic conversion of Class B and Class X Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B and Class X Shares into Class A Shares, or any other conversion or exchange of shares.

     Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

     For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

     Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

     For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

     Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

     Derivatives. A Fund may be permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

     Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

     Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

     Securities purchased at discount. Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Credit default swap agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

     Investment in taxable mortgage pools (excess inclusion income). Real estate investment trusts (“REITs”) in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits (“REMICs”) and/or may enter into transactions that result in a portion of the REIT’s assets qualifying as a “taxable mortgage pool” for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund’s income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”) generally is required to be allocated by a Fund to the Fund’s shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

     Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income (“UBTI”). To the extent that Fund shares owned by “disqualified organizations” are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of a Fund’s excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the “disqualified organizations.” The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

     In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

  If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and
  If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

     Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of the Fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of a Fund’s income may be considered excess inclusion income.

     Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

     Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

     By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

Non-U.S. Investors

     Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends & short-term capital gain dividends. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

     Sunset date for short-term capital gain dividends and interest-related dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

     Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

     U.S. estate tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

     Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which a Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

     The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations; and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

     Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

     U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Additional Tax Information With Respect to Aberdeen Tax-Free Income Fund

The tax information described in “Additional General Tax Information for All

Funds” above applies to the Aberdeen Tax-Free Income Fund, except as noted in this section.

Exempt-Interest Dividends

     By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

     Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

Dividends from Taxable Income

     The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

     The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

     When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

Information on the Amount and Tax Character of Distributions

     The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

     Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

     Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

     Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

     Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

     Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt

     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

State Taxation of Tax-Exempt Securities

     The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state municipal securities was recently affirmed by the U.S. Supreme Court in Kentucky v. Davis. A state court in Kentucky had previously ruled that the Kentucky state income tax law, which exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. The U.S. Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution. In so holding, however, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause, leaving for future courts to consider any claim that differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

Non-U.S. Investors.

In general, exempt-interest dividends are not subject to U.S. withholding tax.

Additional Information for the Funds Of Funds

     Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

Distributions of Net Investment Income

     A Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

     An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

Effect of Foreign Investments on Distributions

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

     Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. Government Securities

     The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

MAJOR SHAREHOLDERS

     As of June 20, 2008, the Funds had not yet commenced operations and the Funds did not have any shareholders.

FINANCIAL STATEMENTS

     A copy of the Funds’ annual reports (when available) may be obtained upon request and without charge by writing or by calling Citi, at the telephone number on the back cover of each Fund’s Prospectus. The annual report for the fiscal year ending October 31, 2008 will become available to shareholders in December 2008. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Predecessor Funds, contained in such Predecessor Fund’s 2007 Annual Report are incorporated herein by reference. No other parts of any Annual Report are incorporated by reference herein. A copy of each Predecessor Fund’s Annual Report may be obtained upon request and without charge by writing or by calling Citi, at the telephone number on the back cover of each Fund’s Prospectus.

APPENDIX A DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

     A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

     AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated “BB” is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

     C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

     D - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

     MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

     MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC. BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

     A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

     BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

     BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” rating signal imminent default.

     DDD, DD Bonds are in default. Such bonds are not meeting current and D obligations and are extremely speculative. “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest. These categories are as follows:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

     SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

     Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

     MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

     Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

     F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

     ABERDEEN ASSET MANAGEMENT INC., ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED AND ABERDEEN ASSET MANAGEMENT ASIA
LIMITED

SUMMARY OF PROXY VOTING GUIDELINES

GENERAL

     The Board of Trustees of Aberdeen Funds (the “Funds”) has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

     Aberdeen’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of the Fund; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Aberdeen has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where Aberdeen has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

     The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

     The proxy voting records for the year ended June 30, 2008 of the Funds will be made available to shareholders on the Trust’s website and the SEC’s website before August 31, 2008.

HOW PROXIES ARE VOTED

     Aberdeen has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

     Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

     Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

     The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

     Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

     For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser.

Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

  Tenure of the audit firm
  Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
  Length of the rotation period advocated in the proposal
  Significant audit-related issues
  Number of audit committee meetings held each year
  Number of financial experts serving on the committee

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

  Insiders and affiliated outsiders on boards that are not at least majority independent
  Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
  Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
  Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
  Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. Shareholder Rights Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders
  It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

  The plan expressly permits repricing of underwater options without shareholder approval; or
  There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
  The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

  Stock ownership guidelines (a minimum of three times the annual cash retainer)
  Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
  Balanced mix between cash and equity
  Non-employee directors should not receive retirement benefits/perquisites
  Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns
  Rationale for the repricing
  Value-for-value exchange
  Option vesting
  Term of the option
  Exercise price
  Participation
  Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value,
  Offering period is 27 months or less, and
  Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:

  Broad-based participation
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
  No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

NORTHPOINTE CAPITAL LLC

SUMMARY OF PROXY VOTING GUIDELINES

GENERAL

     NorthPointe Capital LLC (“NorthPointe”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the “Clients”).

     Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients. NorthPointe’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NorthPointe has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

     The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED

     NorthPointe has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.

     Specifically, ISS assists NorthPointe in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NorthPointe’s decision to retain ISS is based principally on the view that the services that

ISS provides, subject to oversight by NorthPointe, generally will result in proxy voting decisions which serve the best economic interests of Clients. NorthPointe has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NorthPointe on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

     NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

     The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe (or between a Client and those of any of NorthPointe’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NorthPointe. The chief counsel for NorthPointe then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

     NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so. For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

  Tenure of the audit firm
  Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
  Length of the rotation period advocated in the proposal
  Significant audit-related issues
  Number of audit committee meetings held each year
  Number of financial experts serving on the committee

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

  Insiders and affiliated outsiders on boards that are not at least majority independent
  Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
  Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
  Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
  Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. Shareholder Rights Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders
  It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

  The plan expressly permits repricing of underwater options without shareholder approval; or
  There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
  The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

  Stock ownership guidelines (a minimum of three times the annual cash retainer)
  Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
  Balanced mix between cash and equity
  Non-employee directors should not receive retirement benefits/perquisites
  Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns
  Rationale for the repricing
  Value-for-value exchange
  Option vesting
  Term of the option
  Exercise price
  Participation
  Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value
  Offering period is 27 months or less, and
  Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:

  Broad-based participation
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
  No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

  Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
  Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

  FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
  AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

GARTMORE GLOBAL PARTNERS

SUMMARY OF PROXY VOTING GUIDELINES

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients’ votes at company meetings. This document only summarizes GGP’s position and for a fuller understanding reference must be made to GGP’s full corporate governance statement.

Corporate Governance

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GGP Position

Voting rights are part of the value of an investment and to be used constructively in our clients’ best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

Voting Guidelines

Shareholder rights – should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

Capital issue and repurchase should be on equal terms to all holders.

Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

Board Structure – there should be sufficient independent non-executives to balance executive management.

Chairman and Chief Executive – these significantly different roles should be separated to prevent undue concentration of power within the company.

Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

Service contracts – should not be of excessive length or used to shield executives who do not perform.

Re-election – all directors should be required to stand for re-election at regular intervals, at least every 3 years.

Incentive schemes – share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GGP Procedures

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

o	referring decisions to a senior manager unconnected with the day to day management of the fund concerned

o	using the advice of an outside body

o	approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

SECURITY INVESTORS, LLC

SUMMARY OF PROXY VOTING GUIDELINES SUMMARY

     The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Security Investors, LLC’s Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. Security Investors, LLC may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent,
  Fees for non-audit services are excessive, or
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6. Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders
  It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-
CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the
Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-
BY-CASE basis giving consideration to the following:

  Historic trading patterns
  Rationale for the repricing
  Value-for-value exchange
  Option vesting
  Term of the option
  Exercise price
  Participation

b. Employee Stock Purchase Plans Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

CREDIT SUISSE ASSET MANAGEMENT, LLC PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

     Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

  a copy of the Policy;
  a copy of each proxy statement received on behalf of Credit Suisse clients;
  a record of each vote cast on behalf of Credit Suisse clients;
  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.
  Credit Suisse reserves the right to maintain certain required proxy records with ISS inaccordance with all applicable regulations.DisclosureCredit Suisse will describe the Policy to each client. Upon request, Credit Suisse willprovide any client with a copy of the Policy. Credit Suisse will also disclose to its clientshow they can obtain information on their proxy votes.ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerningtheir proxy voting record in accordance with applicable law.Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders' Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;

(4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating:

(1)	dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;

(4)	management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2008

APPENDIX C – PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

     The Adviser, AAMISL and AAMAL compensate the Fund's portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

Gartmore Global Partners (“GGP”)

Fund manager and analyst remuneration is structured as follows:

1) Base salary and flexible benefits

2) Discretionary bonus based on performance over 1, 3 and 5 years and on contribution to the business

3) Equity ownership

The allocation of bonus is purely discretionary, taking into account factors including team performance, asset growth and individual contribution to the team. There is a single bonus pool.

NorthPointe Capital LLC (“NorthPointe”)

     The portfolio managers of NorthPointe Capital have a uniquely designed compensation program that balances economic incentives with an emphasis on controlled business growth.

     The portfolio manager’s compensation package provides for a competitive base salary and performance bonus. The performance bonus has both an investment performance goal and a business growth goal. The approximate compensation breakdown is as follows:

  Base Salary: Industry standard base salary depending upon their role on the investment team.
  Performance Bonus: Up to 2.0X the base salary depending on achieving performance targets
  Equity Incentives: 1X to 5X the base salary on an annualized present value basis

     Variable Compensation is tied to investment performance and business growth. The portfolio managers’ compensation is equally weighted between investment performance and business growth. Most of our portfolio managers are equity holders and as such they participate in the firm's profit interest. We believe we have created one of the industry’s most unique compensation programs that will attract and retain key investment professionals.

Credit Suisse Asset Management

     Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

     A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

     Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Security Investors, LLC

     Security Global Investors, LLC (“SGI”) offers a competitive compensation and incentive plan that attracts and retains leading investment professional talent. Portfolio management compensation consists of the following components:

base salary;

incentive program;

o	long-term incentive;

o	revenue sharing;

o	profit sharing;

deferred compensation; and

retirement plan.

     SGI offers a competitive base salary and benefits package. Under the incentive plan, awards consist of an incremental long-term incentive compensation program, revenue sharing, and profit sharing. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. SGI provides a 401k retirement plan.

     A significant portion of the annual incentive is based upon the one-year, three-year, and five-year pre-tax gross performance of the portfolio manager’s accounts relative to the appropriate Lipper peer group. All portfolio managers have at least 20% of their annual incentive tied to the measure of corporate net income growth.

C-2

OTHER MANAGED ACCOUNTS

     The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. For each portfolio manager, the figures in the chart below for the category of "mutual funds" include the Funds listed under each portfolio manager's name in the opposite column.

Number of Accounts Managed by Each
Portfolio Manager and Total Assets by
Name of Portfolio Manager	Category (as of August 31, 2008)

Aberdeen Asset Management

Paul Atkinson	Mutual Funds: 2 accounts, $48,015,350 total
assets
Select Equity Fund	Other Pooled Investment Vehicles: 6 accounts,
Select Small Cap Fund	$812,160,754 total assets
Other Accounts: 2 accounts, $68,337,459 total
assets

Christopher Baggini	Mutual Funds: 6 accounts, $642,970,250 total
Select Growth Fund	assets (1 account, $50,878,692 total assets for
Equity Long-Short Fund	which the advisory fee is based on performance)
Small Cap Growth Fund	Other Pooled Investment
Vehicles: 1 account, $3,175,994 total assets
(the advisory fee is based on performance)
Other Accounts: 1 account, $14,304,485 total
assets

Ralph Bassett	Mutual Funds: 4 accounts, $105,443,816 total
assets
Select Equity Fund	Other Pooled Investment Vehicles: 4 accounts,
Select Small Cap Fund	$767,020,771 total assets
Technology and Communications Fund	Other Accounts: 2 accounts, $68,337,459 total
assets

Douglas Burtnick	Mutual Funds: 9 accounts, $774,321,000 total
Health Sciences Fund	assets (3 accounts, $138,441,778 total assets for
Global Financial Services Fund	which the advisory fee is based on performance)

Number of Accounts Managed by Each
Portfolio Manager and Total Assets by
Name of Portfolio Manager	Category (as of August 31, 2008)

Select Growth Fund	Other Pooled Investment
Equity Long-Short Fund	Vehicles: 1 account, $3,175,994 total assets
(for which the advisory fee is based on
performance)
Other Accounts: 1 account, $14,304,485 total
assets

Joseph Cerniglia	Mutual Funds: 4 accounts, $2,619,717,868 total
Hedged Core Equity Fund	assets
Small Cap Opportunities Fund	Other Pooled Investment
Market Neutral Fund	Vehicles: 0 accounts, $0 total assets
Other Accounts: 2 accounts, $56,740,220 total
assets

Richard Fonash	Mutual Funds: 5 accounts, $207,451,096 total
Optimal Allocations Fund: Defensive	assets
Optimal Allocations Fund: Growth	Other Pooled Investment Vehicles: 0 accounts,
Optimal Allocations Fund: Moderate	$0 total assets
Optimal Allocations Fund: Moderate	Other Accounts: 0 accounts, $0 total assets
Growth
Optimal Allocations Fund: Specialty

William Gerlach	Mutual Funds: 5 accounts, $922,109,394 total
Small Cap Fund	assets
Small Cap Value Fund	Other Pooled Investment
Natural Resources Fund	Vehicles: 0 accounts, $0 total assets
Other Accounts: 2 accounts, $3,182,225 total
assets

Jason Kotik	Mutual Funds: 4 accounts, $191,989,535 total
Select Equity Fund	assets
Select Small Cap Fund	Other Pooled Investment
Natural Resources Fund	Vehicles: 0 accounts, $0 total assets
Small Cap Growth Fund	Other Accounts: 0 accounts, $0 total assets

Michael J. Manzo	Mutual Funds: 2 accounts, $601,332,286 total
assets

Number of Accounts Managed by Each
Portfolio Manager and Total Assets by
Name of Portfolio Manager	Category (as of August 31, 2008)

Select Small Cap Fund	Other Pooled Investment Vehicles: 0 accounts,
Small Cap Fund	$0 total assets
Small Cap Value Fund	Other Accounts: 0 accounts, $0 total assets

Robert Mattson	Mutual Funds: 2 accounts, $57,433,466 total
assets
Technology and Communications Fund	Other Pooled Investment Vehicles: 0 accounts,
$0 total assets
Other Accounts: 0 accounts, $0 total assets

Allison Mortensen	Mutual Funds: 5 accounts, $207,451,096 total
assets
Optimal Allocations Fund: Defensive	Other Pooled Investment Vehicles: 0 accounts,
Optimal Allocations Fund: Growth	$0 total assets
Optimal Allocations Fund: Moderate	Other Accounts: 0 accounts, $0 total assets
Optimal Allocations Fund: Moderate
Growth
Optimal Allocations Fund: Specialty

Charles Purcell	Mutual Funds: 4 accounts, $785,531,506 total
Small Cap Fund	assets
Small Cap Value Fund	Other Pooled Investment
Vehicles: 0 accounts, $0 total assets
Other Accounts: 2 accounts, $3,182,225 total
assets

Stuart Quint	Mutual Funds: 4 accounts, $138,392,873 total
Select Equity Fund	assets (for which the advisory fee is based on
Select Small Cap Fund	performance)
Global Financial Services Fund	Other Pooled Investment Vehicles: 0 accounts,
$0 total assets
Other Accounts: 0 accounts, $0 total assets

Jean Rhee	Mutual Funds: 2 accounts, $98,337,021 total
Health Sciences Fund	assets
Other Pooled Investment Vehicles: 0 accounts,
$0 total assets
Other Accounts: 0 accounts, $0 total assets

Rob Sellar	Mutual Funds: 2 accounts, $98,337,021 total
Health Sciences Fund	assets
Other Pooled Investment Vehicles: 4 accounts, $767,020,771 total assets
Other Accounts: 2 accounts, $68,337,459 total assets
Robert V. Tango, Jr.	Mutual Funds: 2 accounts, $57,433,466 total assets
Technology and Communications Fund	Other Pooled Investment
Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 total assets

Shahreza Yusof	Mutual Funds: 2 accounts, $48,015,350 total assets
Select Equity Fund	Other Pooled Investment Vehicles: 0 accounts
Select Small Cap Fund	$0 total assets
Other Accounts: 0 accounts, $0 total assets

Security Investors LLC
Joe O'Connor	Mutual Funds: 2 accounts, $138,828,517 total assets
Select Mid Cap Growth Fund	Other Pooled Investment Vehicles: 1 account, $207,538,463 total assets
Other Accounts: 15 accounts, $13,456,551 total assets

Gartmore Global Partners

Number of Accounts Managed by Each
Portfolio Manager and Total Assets by
Name of Portfolio Manager	Category (as of August 31, 2008)

Charles Awdry	Mutual Funds: 1 account, $60,702,337 total assets
China Opportunities Fund	Other Pooled Investment
Vehicles: 1 account $984,502,148 total assets
Other Accounts: 0 accounts, $0 total assets

Brian O'Neill	Mutual Funds: 2 accounts, $498,190,644 total
International Equity Fund	assets (1 account, $93,134,146 total assets for
which advisory fee is based on performance)
Other Pooled Ivestment
Vehicles: 3 accounts, $462,852,474 total assets
Other Accounts: 1 accounts, $20,153,625 total
assets

Christopher Palmer	Mutual Funds: 4 accounts, $856,721,086 total
Developing Markets Fund	assets (2 accounts, $581,538,213 total assets for
which the advisory fee is based on performance)
Other Pooled Investment
Vehicles: 6 accounts, $2,687,844,479 total
assets
Other Accounts: 8 accounts, $869,065,727 total
assets (7 accounts, $565,730,704 total assets for
which the advisory fee is based on performance)

Neil Rogan	Mutual Funds: 3 accounts, $199,808,765 total
Select Worldwide Fund	assets (1 account, $35,182,986 total assets for
which the advisory fee is based on performance)
Other Pooled Investment
Vehicles: 5 accounts, $1,765,328,099 total
assets
Other Accounts: 9 accounts, $1,703,524,644
total assets (4 accounts, $782,790,602 total
assets for which the advisory fee is based on
performance)

Ben Walker	Mutual Funds: 4 accounts, $560,685,864 total
International Equity Fund	assets (2 accounts, $134,635,806 total assets for
Global Utilities Fund	which the advisory fee is based on performance)
Other Pooled Investment
Vehicles: 1 account, $54,171,033 total assets
Other Accounts: 4 accounts, $499,998,106 total
assets (3 accounts, $479,844,480 total assets for
which the advisory fee is based on performance)

NorthPointe Capital LLC

Number of Accounts Managed by Each
Portfolio Manager and Total Assets by
Name of Portfolio Manager	Category (as of August 31, 2008)

Karl Knas	Mutual Funds: 2 accounts, $121,468,066 total
Select Small Cap Fund	assets (Sub-advised Funds)
Other Pooled Investment Vehicles: 1 account,
$20,705,897 total assets
Other Accounts: 55 accounts, $1,272,426,582
total assets

Carl Wilk	Mutual Funds: 3 accounts, $202,247,538 total
Select Small Cap Fund	assets (Sub-advised Funds)
Other Pooled Investment Vehicles: 1 account,
$20,705,897 total assets
Other Accounts: 48 accounts, $1,114,677,368
total assets

Credit Suisse Asset Management, LLC

Frank Biondo	Mutual Funds: 0 accounts, $0 total assets
Tax-Free Income Fund	Other Pooled Investment Vehicles: 0 accounts,
$0 total assets
Other Accounts: 377 accounts, $2.7 billion
total assets

Lori A. Cohane	Mutual Funds: 0 accounts, $0 total assets
Tax-Free Income Fund	Other Pooled Investment Vehicles: 0 accounts,
$0 total assets
Other Accounts: 377 accounts, $2.7 billion
total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

     The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Gartmore Global Partners

     GGP’s place within the Financial Services Industry places an obligation on its portfolio managers to demonstrate their independence of mind when advising or exercising discretion and on its dealers when executing bargains on behalf of its clients. If pressures or material interests are allowed to influence such decisions, the clients’ best interests cannot be served. Portfolio managers and dealers are bound by GGP’s Chinese Walls policy. All GGP staff are expected to observe this policy.

     When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client’s best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgment: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance.

    If arrangements made by GGP to manage conflicts of interest are not sufficient to ensure, with reasonable confidence, that risks of damage to the interests of a client will be prevented, then GGP must clearly disclose the general nature and/or sources of conflicts of interest to the affected client before undertaking business for the client.

     GGP has taken reasonable steps to identify conflicts of interest and has established measures that it considers appropriate to monitor, manage and control the potential impact of those conflicts.

     A conflicts of interest log has been established which summarises these conflicts and the measures that are in place to mitigate them. Where an actual or potential conflict is identified, controls are established to ensure that the conflict is appropriately managed and the clients are protected from the risk of material damage to their interests. In particular the matrix identifies policies and procedures that are in place, such as:

  Independence of Mind Policy
  Policy for the Allocation of Investment Transactions
  Customer order Priority
  Ethical Walls Policy
  Confidentiality & Handling Information Policy
  Code of Ethics
  Personal Account Dealing Procedures
  Gifts and Hospitality Procedures

NorthPointe Capital LLC

     The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Subadviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Subadviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

     NorthPointe does not have any accounts that compensate it based on the performance of the portfolio held by that account. The existence of such a performance-based fee could create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

     Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Subadviser. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Subadviser will aggregate the purchases and sales of the securities whenever possible provided that the Trader believes that NorthPointe’s best execution obligations will be satisfied by doing so and will allocate the securities transactions in a manner that it believes to be fair and equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Subadviser that the benefits from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Credit Suisse Asset Management

C-10

     It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

     If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Security Investors, LLC

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

  ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

  KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.
  INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. SGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
  SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available.
  These services may be more beneficial to certain Funds or accounts than to others. Althoughthe payment of brokerage commissions is subject to the requirement that the portfoliomanager determine in good faith that the commissions are reasonable in relation to the valueof the brokerage and research services provided to the fund, a portfolio manager's decision asto the selection of brokers and dealers could yield disproportionate costs and benefits amongthe Funds and/or accounts that he manages.
  PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to accounts with a heavily performance-oriented fee.

C-12